                                                                  Exhibit (b)(8)




Project Triple Play

Fairness Considerations




                                                                 October 6, 1997

                                                                 Confidential


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Salomon Brothers
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

                                                             Project Triple Play




Table of Contents


                                                                Page
                                                                ----

Fairness Considerations                                           1

Appendix                                                          8

     Executive Summary                                            9

     Public Trading Valuation                                    18

     Private Market Valuation Analysis                           23

     Discounted Cash Flow Analysis                               29




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


                                                             Project Triple Play


Determination of the Distribution Ratio

Currently, the economic interests in the value of each of Telecom, Delco and Hughes Defense are shared, in tracking stock form, by General Motors' $1-2/3 and Class H shareholders (a)

In the proposed transactions, GM's shareholders' relative tracking stock interests in Telecom will remain unchanged. The $1-2/3 shareholders will enjoy an undivided interest in Delco, while the Class H shareholders will receive more than their proportional tracking stock interest of Hughes Defense's stock (and $1-2/3 shareholders will receive less than their proportional interest of Hughes Defense) and have no continuing tracking stock interest in Delco.

To recommend the transactions, the Board must find that the transactions in aggregate create value for and otherwise benefit the common shareholders of GM, and they must determine a fair and equitable allocation of those benefits among those shareholders.

Fundamental to this allocation has been establishing a fair ratio for the distribution of the Class A stock of Hughes Defense, which has required consideration of all facets of the proposed transactions, including:

     The value of Delco, reflecting an appropriate allocation of the value of the net benefits of Project Bronze, the overhead savings, and any other aspect of the proposed Delco/Delphi integration affecting shareholder value, including the possibility of a future offering of some form of equity stock relating to the combined business of Delco and Delphi,

     The value of the Class A Raytheon shares to be distributed to $1-2/3 and Class H shareholders; and

     All other aspects of the proposed transactions affecting the rights and tracking stock interests of the two classes of shareholders (including that the 120% recapitalization provisions of the General Motors' charter would not be applicable to the proposed transactions).

(a) For the purposes of the analysis throughout this presentation, the Class H tracking stock interest in Hughes ("the Class H Fraction") is rounded to 25.6% based on shares outstanding at 9/30/97.

                                                                               1
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


                                                             Project Triple Play


Net Transaction Effect

The Class H shareholders are to receive a quantity of Class A stock of Defense/Raytheon with two underlying components:

Component                                                       Fairness Consideration
Defense

A portion of the 102.6 million Class A Raytheon                 Class H shareholders will enjoy a share of the
shares to be received for Defense equivalent to the             substantial value created by the Defense/Raytheon
Class H tracking stock interest in Hughes                       merger equivalent to the Class H tracking stock
                                                                interest in Hughes

-----------------------------------------------------------------------------------------------------------------------------------
Proposed Net Transaction Effect ("NTE")

Additional Class A shares having a value equal to               Reflects the value of Delco and of consolidation
$6.5 billion times the Class H Fraction, representing           benefits of integration with Delphi
compensation to the Class H shareholders
for relinquishing their tracking stock
interest in Delco and for other factors affecting their         Addresses other factors affecting value, equitability,
interests (the "Base NTE")                                      and market impact

Additional Class A shares equal in value to the                 The class H shareholders either retain their interest
Class H Fraction times the amount of any cash from              in the cash in Telecom, or are compensated in Class
the Defense funding distributed to GM; based on                 A shares for any cash transferred to GM
recent Raytheon share price, likely to be small or zero

------------------------------------------------------------------------------------------------------------------------------------

                                                                               2
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


                                                             PROJECT TRIPLE PLAY


Delco Value and Synergy Build Up

Management of Delco and GM are of the view that full integration of Delco and Delphi could eventually yield components savings of approximately *** per vehicle, of which approximately *** would be retained by Delco/Delphi, with the rest benefitting the OEM or passing through to the consumer. It is unclear how much of the remaining benefit will be retained by GM, or would be unattainable by other means.

The integration of Delco and Delphi may also improve the prospects of a possible IPO of the components business, which GM management has said it may consider.

                 DCF Value of Delco with and without Synergies

[Bar Graph Appears Here]

Valuation Methodology                    Firm Valuation Range
---------------------                    --------------------

Base DCF                                 $4.0 - $4.6 billion

DCF Plus                                 $4.6 - $5.4 billion
Delco Synergies

DCF Plus Delco                           $5.0 - $5.8 billion
& Admin. Synergies

DCF Plus Delco,                          $5.4 - $6.4 billion
Admin. & Delphi Synergies

Source: Discounted Cash Flow ("DCF") valuation based on Hughes, Delco, and GM management estimates.

                                                                               3
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*** [TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT
    REQUEST.]

                                                             PROJECT TRIPLE PLAY


DELCO VALUE AND THE NET TRANSACTION EFFECT

                          Valuation of 100% of Delco


[BAR GRAPH APPEARS HERE]

Valuation Method               Firm Valuation Range
----------------               ---------------------

Base DCF                       $4.0 - $4.6 billion

DCF With                       $5.4 - $6.4 billion
All Synergies

Public Trading                 $4.9 - $5.7 billion

Private Market                 $5.5 - $6.5 billion

Other Valuation Metrics        Firm Valuation Range
-----------------------        --------------------

Public Trading Plus            $5.9 - $7.0 billion
30% Minority Interest
Premium (b)

Public Trading Plus            $6.1 - $7.2 billion
35% M&A Premium (b)

Analysts' Consensus (c)        $5.6 - $6.6 billion


----------------------------------------------------------------------

Total Delco Value Implied by Proposed Base NTE (a):  $6.5 billion

Note: Valuations shown do not include adjustments for balance sheet items such as cash and debt, but do include DSO valued at $97 million. For the full valuation analysis, see Delco valuation analysis presented separately. Estimates based on data supplied by GM, Delco, and Hughes, or publicly available.
(a)   Excluding adjustment for cash transferred to GM, if any.
(b) Assumes 30% minority interest purchase premium and 35% M&A premium are applied to the estimated public trading equity value of $3.4 - $4.2 billion, which reflects an assumed amount of net debt of $1.5 billion. We include $1.5 billion of net debt in our public trading analysis to approximate Delco's financial condition as if it were a standalone entity.
(c)   Mean of the low and high estimates of selected Wall Street analysts.

                                                                               4
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                                                             PROJECT TRIPLE PLAY


Delco-Premium to Class H Shareholders and IRR to $1 2/3 Shareholders


(Dollars in Billions)
----------------------------------------------------------------------------
Implied Delco Firm Value                                 $6.5
Implied Equity Value(a)                                   5.0
----------------------------------------------------------------------------


                                                   Value Range
                                       -------------------------------------
                                         Low           Mid          High
                                       -------------------------------------
Premium to Class H Shareholders:
  Base DCF Firm Value                       $4.0         $4.3          $4.6
    Implied Firm Value Premium             61%          50%           40%
    Implied Equity Premium(a)              98%          76%           59%

  Estimated Public Market Firm Value        $4.9         $5.3          $5.7
    Implied Firm Value Premium             33%          23%           14%
    Implied Equity Premium(a)              47%          32%           19%

Return to $1 2/3 Shareholders(b)
  Based on DCF Values:
    Give:  Estimated Base NTE           ($1.66)      ($1.66)       ($1.66)

    Get:   25.6% of Delco Before
            Synergies(c)                  1.03         1.11          1.19
           100% of Synergies              1.36         1.56          1.75
                                       -------------------------------------
  Net Present Value                      $0.73        $1.00         $1.28

  Internal Rate of Return to GM
   (Unlevered)                           16.7%        17.6%         18.4%
----------------------------------------------------------------------------

(a) Equity values are arrived at by applying a pro forma capital structure to Delco with those of other industry participants. For this purpose, $1.5 billion of pro forma debt was assumed for a pro forma debt to capitalization of approximately 25%.

(b) Through this transaction GM obtains for its $1 2/3 shareholders the 25.6% of the earnings of the base Delco business that they do not now enjoy, along with the ability to enjoy 100% of consolidation synergies otherwise unavailable.

(c) Based on the 102.46 million of Class A outstanding at 9/30/97.

---------------------                                                          5
  Salomon Brothers
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

                                                             Project Triple Play


Implied Multiples at NTE-Implied Values


                                      Delco Value Implied by
                                       Proposed Base NTE (a)
                                     ------------------------
                          Delco          No            With
                      Operating      Synergies(b)   Synergies               Selected Multiple Range
                                     ------------------------         ----------------------------------
                    Results(mm)          $4.9          $6.5             Public Market     Private Market
=============================================================         ==================================
Firm Value / EBITDA
  LTM                     $777            6.2x          8.2x            6.5x  -  7.5x     8.5x  -   9.5x
  1997E                    753            6.4           8.5             6.0   -  7.0      7.0   -   8.0
  1998E                    828            5.9           7.7             5.2   -  6.2      6.5   -   7.5
-------------------------------------------------------------         ----------------------------------
Firm Value / EBIT
  LTM                     $577            8.4x         11.1x            9.5x  - 10.5x    13.5x  -  14.5x
  1997E                    538            9.0          11.9             9.0   - 10.0     11.0   -  13.0
  1998E                    580            8.4          11.0             7.5   -  8.5      8.5   -  10.5
-------------------------------------------------------------         ----------------------------------

Equity Value / Earnings(c)               $3.4          $5.0
                                 ============================
  LTM                     $292           11.4x         16.8x           15.7x  - 17.7x    18.0x  -  20.0x
  1997E                    268           12.5          18.3            14.5   - 16.5     13.5   -  15.5
  1998E                    299           11.2          16.4            12.0   - 14.0     12.5   -  15.0
-------------------------------------------------------------         ----------------------------------

Note: Delco LTM results are based in the average of 1996 and 1997. Multiples are calculated excluding value of DSO receivable.

(a) Excluding adjustment for cash transferred to GM, if any.

(b) This value excludes the mid-point of the value of the expected synergies, or $1.6 billion, to reflect the implied value of the base Delco business being acquired.

(c) We include $1.5 billion of net debt in our public trading analysis to approximate Delco's financial condition as if it were a standalone entity.

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

                                                             Project Triple Play


Consideration Given and Received

             Have                 Receive                                             Observations
-----------------------------------------------------------------------------------------------------------------------------------

             25.6% Defense (a)    25.6% of Defense value, paid in asset-based         Proportional share of substantial tax-free
Class H                           stock                                               premium over implied public market firm value
Shareholders                                                                          of 40% to 63%. No tracking stock discount.

             25.6% Delco (a)      Proposed to receive additional Class A stock        Implied value above high end of DCF range with
                                  representing an implied Delco value of $6.5bn       full synergies; substantial premium to pure
                                                                                      play value, paid in asset-based stock (no
                                                                                      tracking or conglomerate discount)

             25.6% Telecom (a)    25.6% of Telecom in New Class H, with funding       Same tracking interest as now, but with less
                                                                                      financing risk and better management focus;
                                                                                      possible reduction in conglomerate discount

             Old Charter and      Amended Charter and Board policy                    Charter provisions improved from current
             Board Policy                                                             status; possible increase in voting power

             120% Recap.          Will not apply to proposed transaction for Delco    Provision retained for Telecom with five-year
             Provision            and Defense; new provision for Telecom              call protection; premium received for Delco
                                                                                      and Defense
------------------------------------------------------------------------------------------------------------------------------------
             74.4% Defense (b)    74.4% of Defense value paid in asset-based stock,   Substantial tax-free premium over implied
                                  partly used to acquire Class H 25.6% tracking       public market firm value of 40% to 63%. No
                                  interest in Delco                                   tracking stock discount.

             74.4% Delco (b)      100% of Delco, including DSO                        100% of direct synergy benefits; benefits to
                                                                                      OEM; greater financing flexibility

$1 2/3
Shareholders 74.4% Telecom (b)    74.4% of Telecom with funding; held through GM      Same tracking interest as now, but with less
                                                                                      financing risk and better management focus;
                                                                                      possible reduction in conglomerate discount

             Goodwill             $100 million/year goodwill reduction                Mitigates EPS dilution from Defense spin-off

             120% Recap.          Will not apply to proposed transaction for Delco    Forego 120% optional call for 5 years;
             Provision            and Defense; new provision for Telecom              possible modest dilution of voting and
                                                                                      liquidation rights

             Other                Profit sharing and credit impact                    Effect neutral or minimal

---------------------------------------------------------------------------------------------------------------------------

        (a) Held in tracking stock form, with possible tracking stock and conglomerate discounts on trading value. Based on Class H shares outstanding at 9/30/97.
        (b) Held in tracking stock form through GM, with possible tracking stock and conglomerate discounts on trading value. Based on Class H shares outstanding at 9/30/97.

                                                                               7
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                                                             Project Triple Play



APPENDIX





                                                                               8
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

                                                             Project Triple Play



EXECUTIVE SUMMARY





                                                                               9


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                                                             Project Triple Play



BUSINESS OVERVIEW

Delco is the largest automotive electronics player, with over 20% market share, almost twice that of its nearest competitor.

Item                            Comment
Global Market Size:             1998:  $26.0 billion
                                2002:  $34.3 billion
-------------------------------------------------------------------------
Global Market Share (a):        Delco:             20%
                                Ford:              12
                                Denso:             10
                                Bosch:              6
                                Chrysler:           4
                                Siemens:            3
-------------------------------------------------------------------------
Products:                       Air controllers, sensors, receivers, ABS,
                                engine controls, clusters, airbags
-------------------------------------------------------------------------
1997 Customer Sales:            GM NAO:            74%
                                GM non-NAO:         8
                                Other:             18
-------------------------------------------------------------------------
1997 Employment:                Domestic:         13,422
                                International:    17,741
-------------------------------------------------------------------------

(Continued on next page)

Source: Delco estimates.
(a) Based on 1995 sales data.

                                                                              10

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

                                                             Project Triple Play



Business Overview (continued)



Its dominant position has helped Delco achieve superior operating profitability. However, Delco now faces a number of strategic challenges that could significantly affect its operating performance.



NAO Market Share

Non-NAO Growth

Facility Rationalization

Customer Concentration

Price/Margin Pressure

Project Bronze



                                                                              11


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                                                             PROJECT TRIPLE PLAY

Historical and Projected Financial Performance

***

***

-------------------
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   -------------------                                                        12

***[TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT
   REQUEST.]

                                                             PROJECT TRIPLE PLAY


Historical and Projected Financial Performance



          The following summarizes Delco's financial performance under its base case (which does not include any Project Bronze synergies).

Financial Performance         1995      1996      1997      1998      1999      2000      2001      2002      2003      2004
----------------------------------------------------------------------------------------------------------------------------
Revenues                    $5,561    $5,315    $5,365    $5,313    $5,275    $5,388    $5,529    $5,746    $5,944    $6,141
EBITDA                         955       800       753       828       898       919       924       952       959       972
EBIT                           804       615       ***       ***       ***       ***       ***       ***       ***       ***
Net Income (a)                 433       316       ***       ***       ***       ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------------------------------
Depreciation                   151       185       ***       ***       ***       ***       ***       ***       ***       ***
Capital Expenditures           265       215       ***       ***       ***       ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------------------------------

                                                                CAGR       CAGR
                                2005      2006      2007     1995-1997   1997-2007
----------------------------------------------------------------------------------
Revenues                      $6,343    $6,545    $6,740         (1.8%)      2.3%
EBITDA                           972       978       992        (11.2%)      2.8%
EBIT                             ***       ***       ***          ***        ***
Net Income (a)                   ***       ***       ***          ***        ***
----------------------------------------------------------------------------------
Depreciation                     ***       ***       ***          ***        ***
Capital Expenditures             ***       ***       ***          ***        ***
----------------------------------------------------------------------------------

Operating Statistics
------------------------------------------------------------------------------------------------------------------------------------
Revenues Growth               (4.4%)    0.9%    (1.0%)   (0.7%)    2.1%    2.6%    3.9%    3.4%    3.3%    3.3%    3.2%    3.0%
EBITDA Growth                (16.2%)   (5.9%)   10.0%     8.5%     2.3%    0.5%    3.0%    0.7%    1.4%    0.0%    0.6%    1.4%
EBIT Growth                  (23.5%)    ***      ***      ***      ***      ***    ***     ***     ***     ***     ***     ***
Net Income Growth            (27.0%)    ***      ***      ***      ***      ***    ***     ***     ***     ***     ***     ***
------------------------------------------------------------------------------------------------------------------------------------

EBITDA Margin        17.2%    15.1%    14.0%    15.6%    17.0%    17.1%   16.7%   16.6%   16.1%   15.8%   15.3%   14.9%   14.7%
EBIT Margin          14.5%    11.6%     ***      ***      ***      ***      ***    ***     ***     ***     ***     ***     ***
Net Income Margin     7.8%     5.9%     ***      ***      ***      ***      ***    ***     ***     ***     ***     ***     ***
Capex / Revenues      4.8%     4.0%     ***      ***      ***      ***      ***    ***     ***     ***     ***     ***     ***
------------------------------------------------------------------------------------------------------------------------------------

        (a) Assumes $1.5 billion of debt, a 7% interest rate and a 38% tax rate.

                                                                              13
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         ----------------

*** [TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT
    REQUEST.]

                                                             Project Triple Play


                      Summary Valuation of 100% of Delco

                          Valuation of 100% of Delco

[Bar Graph Appears Here]

Valuation Method                        Firm Valuation Range
----------------                        --------------------
Base DCF                                $4.0 - $4.6 billion

DCF Plus                                $4.6 - $5.4 billion
Delco Synergies

DCF Plus Delco
& Admin. Synergies                      $5.0 - $5.8 billion

DCF Plus Delco,                         $5.4 - $6.4 billion
Admin. & Delphi Synergies

DCF Plus Delco, Admin.,                 $5.4+- $6.4+ billion
Delphi & GM Synergies (a)

Public Trading                          $4.9 - $5.7 billion

Private Market                          $5.5 - $6.5 billion

Other Valuation Metrics                 Firm Valuation Range
-----------------------                 --------------------

Public Trading Plus                     $5.9 - $7.0 billion
30% Minority Interest
Premium (b)

Public Trading Plus                     $6.1 - $7.2 billion
35% M&A Premium (b)

Analysts' Consensus (c)                 $5.6 - $6.6 billion

--------------------------------------------------------------------------------

Net Transaction Effect: $6.5 billion

Note: Valuations shown do not include adjustments for balance sheet items such as cash and debt, but do include DSO receivable valued at $97 million.

(a) Management of Delco and GM are of the view that integration of Delco and Delphi will yield components savings of approximately *** per vehicle, of which approximately *** will be retained by Delco. It is unclear how much of the remaining benefit will be retained by GM, or would be unattainable by other means. The integration of Delco and Delphi may improve the prospects of a possible IPO of the components business, which management may consider at some time in the future.

(b) Assumes 30% minority interest purchase premium and 35% M&A premium are applied to the public trading equity value of $3.3-$4.1 billion, which reflects an assumed amount of net debt of $1.5 billion. We include $1.5 billion of net debt in our public trading analysis to approximate Delco's financial condition as if it were a standalone entity.

(c) Mean of the low and high estimates of selected Wall Street analysts.

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-------------------                                                           14

*** [TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT
    REQUEST.]

                                                             PROJECT TRIPLE PLAY

Value of 25.6% Interest in Delco



                          Valuation of 25.6% of Delco




[Bar Graph Appears Here]

Valuation Method                Firm Valuation Range
----------------                --------------------

Base DCF                        $1.03 - $1.19 billion

DCF with All Synergies
                    10%         $1.17 - $1.36 billion

Percentage of
Synergies           20%         $1.30 - $1.54 billion
Allocated to
Class H             25.6%       $1.38 - $1.64 billion
Shareholders
                    30%         $1.44 - $1.71 billion

                    40%         $1.58 - $1.89 billion
Public Trading                  $1.25 - $1.46 billion

Private Market                  $1.38 - $1.64 billion

Other valuation Metrics         Firm Valuation Range
-----------------------         --------------------

Public Trading Plus             $1.52 - $1.78 billion
30% Minority Interest
Premium

Public Trading Plus             $1.56 - $1.83 billion
35% M&A Premium

Analysts' Consensus             $1.43 - $1.74 billion

------------------------------------------------------

Net Transaction Effect: $1.665 billion


Note: Valuations shown do not include adjustments for balance sheet items such as cash and debt, but includes DSO receivable valued at $97 million.

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---------------------

                                                             PROJECT TRIPLE PLAY

Value of 25.6% Interest in Delco


The following values the 25.6% interest in Delco as the sum of: (i) 25.6% of the Delco base case DCF and the DSO receivable, plus (ii) 10% to 40% of the Delco, administrative and Delphi synergies.


                                                               Low End of Value Range                 High End of Value Range
                                                        ------------------------------------    ------------------------------------
                                                        % of Synergies Included in Valuation    % of Synergies Included in Valuation
                                                        ------------------------------------    ------------------------------------
(Dollars in Billions)                                     10%    20%    25.6%    30%    40%       10%    20%    25.6%    30%    40%
------------------------------------------------------------------------------------------------------------------------------------
DCF Value of Delco Base Case (a)                          $4.0   $4.0   $4.0     $4.0   $4.0      $4.6   $4.6   $4.6     $4.6   $4.6
DCF of 25.6% of Delco Base Case                           1.03   1.03   1.03     1.03   1.03      1.19   1.19   1.19     1.19   1.19

Value of Delco Profit Improvement Synergies               0.06   0.12   0.15     0.18   0.24      0.08   0.17   0.22     0.25   0.34
Value of Administrative Cost Reduction Synergy            0.04   0.07   0.09     0.11   0.14      0.04   0.08   0.10     0.12   0.15
Value of Delphi Profit Improvement Synergy                0.04   0.08   0.11     0.13   0.17      0.05   0.10   0.13     0.16   0.21
------------------------------------------------------------------------------------------------------------------------------------
Total Value of Synergies                                 $0.14  $0.27  $0.35    $0.41  $0.54     $0.18  $0.35  $0.45    $0.53  $0.70

Value of 25.6% Interest Plus Allocated Synergies         $1.17  $1.30  $1.38    $1.44  $1.58     $1.36  $1.54  $1.64    $1.71  $1.89
Implied Total Value                                        4.6    5.1    5.4      5.6    6.1       5.3    6.0    6.4      6.7    7.4

Class H Shareholders:
  Firm Value Premium to Mid-Point of Base Case DCF        5.2%    17%    24%      30%    42%       23%    39%    48%      55%    70%
  Firm Value Premium to Mid-Point of Public Trading
    Value(b)                                              (12%)   (2%)    4%       8%    18%        2%    16%    23%      29%    42%

  Equity Value Premium to Mid-Point of Base Case DCF (c)    8%    27%    37%      45%    64%       35%    59%    73%      83%   108%
  Equity Value Premium to Mid-Point of Public Trading
    Value(b)(c)                                           (17%)   (3%)    5%      11%    26%        3%    22%    32%      40%    59%

$1 2/3 Shareholders:
  Internal Rate of Return (Unlevered)                    22.8%  20.9%  20.0%    19.3%  17.9%     22.0%  20.1%  19.2%    18.5%  17.0%
  Net Present Value                                      $1.23  $1.09  $1.01    $0.95  $0.82     $1.58  $1.40  $1.30    $1.23  $1.05
------------------------------------------------------------------------------------------------------------------------------------



    (a) DSO receivable valued at $97 million.
    (b) Based on the mid-point of the $4.8 to $5.6 billion public trading range.
    (c) Assumes $1.5 billion of debt.

-----------------
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    ----------------                                                          16

                                                             Project Triple Play



Public Trading Valuation
Analysis












                                                                              17
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


                                                             Project Triple Play



Auto Sector Stock Price Performance

The stock prices of automotive parts suppliers are up over 30% since the beginning of 1997, when the Hughes restructuring was announced.









[GRAPH APPEARS HERE]

[Graph showing Stock Price as a Percent of Base Period for the Auto Comparable Index (Arvin Industries, Dana Corporation, Eaton Corporation, Harman International, ITT Industries, Lear Corporation, Simpson Industries, Superior Industries) and the S&P Industrial Average (400 Stocks) for the period January 1, 1997 - September 26, 1997.]






                                                                              18
----------------
Salomon Brothers
----------------

                                                             Project Triple Play



Public Trading Analysis

                                        Selected                  Implied Firm
                                     Multiple Range               Value (a) (bn)
                           Median    --------------     Delco     --------------
                          Multiple    Low      High    Results(mm)  Low     High
--------------------------------------------------------------------------------
LTM Revenues                70.0%     60.0%    80.0%   $5,340      $3.2     $4.3

LTM EBITDA                   6.9x      6.5x     7.5x      777      $5.0     $5.8
1997 EBITDA (b)              6.6       6.0      7.0       753       4.5      5.3
1998 EBITDA (b)              5.7       5.2      6.2       828       4.3      5.1
--------------------------------------------------------------------------------

LTM EBIT                    10.2       9.5     10.5       577      $5.5     $6.1
1997 EBIT (b)                9.7       9.0     10.0       538       4.8      5.4
1998 EBIT (b)                8.1       7.5      8.5       580       4.4      4.9
--------------------------------------------------------------------------------

LTM Earnings  (a)           16.7      15.7     17.7       292      $6.1     $6.7
1997 Earnings (a)           15.5      14.5     16.5       268       5.4      5.9
1998 Earnings (a)           13.0      12.0     14.0       299       5.1      5.7
--------------------------------------------------------------------------------

Median LTM Valuation                                               $5.3     $5.9
Median 1997 Valuation                                               4.8      5.4
Median 1998 Valuation                                               4.4      5.1
Median EBITDA/EBIT Valuation                                        4.7      5.3
Median Earnings Valuation                                           5.4      5.9
--------------------------------------------------------------------------------

Selected Valuation Range                                           $4.8     $5.6
--------------------------------------------------------------------------------

Selected Valuation Range Plus Receivable of $97 Million            $4.9     $5.7
--------------------------------------------------------------------------------


Note: Median LTM data is as of June 30, 1997. LTM results for Delco are based on the average of 1996 and 1997.
(a) Assumes $1.5 billion of debt, a 7% interest rate, and a 38% tax rate.
(b) Forward EBITDA and EBIT multiples for Eaton Corp., Johnson Controls, Magna International, Superior Industries, and Lear Corp are based on Salomon Brothers' equity research reports. Forward estimates for Dana Corp, ITT Industries, Harman International and Simpson Industries are based on Smith Barney, Paine Webber, DLJ, and Bankers Trust equity research reports, respectively. Earnings estimates are First Call as of 9/26/97.

                                                                              19
----------------
Salomon Brothers
----------------

                                                             Project Triple Play

Public Comparables as of 6/30/97

Firm Value
 1.  Eaton Corporation                   $8,352.1
 2.  Dana Corp.                           7,666.7
 3.  ITT Industries                       6,134.9
 4.  Johnson Controls, Inc.               5,206.1
-------------------------------------------------
 5.  Delco                                5,200.0
-------------------------------------------------
 6.  Lear Corporation                     4,351.6
 7.  Magna International                  4,240.5
 8.  Harman International                 1,265.4
 9.  Arvin Industries, Inc.               1,247.2
10.  Superior Industries                    715.5
11.  Simpson Industries                     327.1
     --------------------------------------------
     Median                              $4,296.1
-------------------------------------------------

5-Year Projected EPS Growth

 1.  Lear Corporation                       18.0%
 2.  Magna International                     17.0
 3.  Harman International                    17.0
 4.  ITT Industries                          13.0
 5.  Johnson Controls, Inc.                  12.0
 6.  Superior Industries                     12.0
 7.  Simpson Industries                      11.0
 8.  Arvin Industries, Inc.                  11.0
 9.  Eaton Corporation                       10.0
-------------------------------------------------
10.  Delco                                    9.1
-------------------------------------------------
11.  Dana Corp.                               9.0
-------------------------------------------------
     Median                                 12.0%
-------------------------------------------------

LTM EBITDA

 1.  Dana Corp.                          $1,050.9
 2.  ITT Industries                       1,013.4
 3.  Johnson Controls, Inc.                 932.6
 4.  Eaton Corporation                      927.0
-------------------------------------------------
 5.  Delco                                  775.5
-------------------------------------------------
 6.  Magna International                    592.8
 7.  Lear Corporation                       590.6
 8.  Arvin Industries, Inc.                 207.3
 9.  Harman International                   156.3
10.  Superior Industries                    108.5
11.  Simpson Industries                      61.5
-------------------------------------------------
     Median                                $591.7
-------------------------------------------------

LTM EBITDA Margin

 1.  Superior Industries                    21.1%
-------------------------------------------------
 2.  Delco                                   14.5
-------------------------------------------------
 3.  Eaton Corporation                       13.0
 4.  Dana Corp.                              12.7
 5.  Simpson Industries                      12.6
 6.  Magna International                     11.1
 7.  ITT Industries                          10.9
 8.  Harman International                    10.6
 9.  Arvin Industries, Inc.                   9.0
10.  Lear Corporation                         8.7
11.  Johnson Controls, Inc.                   8.4
-------------------------------------------------
     Median                                 11.0%
-------------------------------------------------

LTM EBIT

 1.  Dana Corp.                            $734.8
 2.  Eaton Corporation                      596.0
 3.  Johnson Controls, Inc.                 579.6
-------------------------------------------------
 4.  Delco                                  576.5
-------------------------------------------------
 5.  ITT Industries                         564.1
 6.  Magna International                    432.8
 7.  Lear Corporation                       428.7
 8.  Arvin Industries, Inc.                 121.6
 9.  Harman International                   104.0
10.  Superior Industries                     81.1
11.  Simpson Industries                      40.3
-------------------------------------------------
     Median                                $430.8
-------------------------------------------------

LTM EBIT Margin

 1.  Superior Industries                    15.8%
-------------------------------------------------
 2.  Delco                                   10.8
-------------------------------------------------
 3.  Eaton Corporation                        8.9
 4.  Dana Corp.                               8.4
 5.  Simpson Industries                       8.3
 6.  Magna International                      8.1
 7.  ITT Industries                           7.1
 8.  Harman International                     6.3
 9.  Arvin Industries, Inc.                   6.1
10.  Lear Corporation                         5.3
11.  Johnson Controls, Inc.                   5.2
-------------------------------------------------
     Median                                  7.6%
-------------------------------------------------

Note: Based on LTM data as of 6/30/97 except for Magna International which is as of 4/30/97 and Harman which is as of 3/31/97. Stock prices as of 9/26/97. LTM results for Delco are based on the average of 1996 and 1997.
(a) Implied Delco value based on mid-point of public trading valuation range.
(b) All medians exclude Delco.
(c) Based on First Call estimates as of 9/26/97.
(d) Delco's net income reflects $1.5 billion of net debt, a 7% interest rate and a 38% tax rate.


                                                                              20

----------------
Salomon Brothers
----------------

                                                             Project Triple Play


Public Comparables as of 6/30/97 (Continued)

Firm Value/LTM Revenues
 1.  Superior Industries                     1.4x
 2.  Eaton Corporation                        1.2
-------------------------------------------------
 3.  Delco Implied                            1.0
-------------------------------------------------
 4.  Dana Corp.                               0.9
 5.  Harman International                     0.9
 6.  Magna International                      0.8
 7.  Simpson Industries                       0.7
 8.  ITT Industries                           0.7
 9.  Lear Corporation                         0.6
10.  Arvin Industries, Inc.                   0.5
11.  Johnson Controls, Inc.                   0.5
-------------------------------------------------
     Median                                  0.7x
-------------------------------------------------

Price/LTM EPS

 1.  Lear Corporation                       20.3x
 2.  Eaton Corporation                       17.7
 3.  Magna International                     17.3
 4.  ITT Industries                          17.1
 5.  Arvin Industries, Inc.                  16.8
 6.  Harman International                    16.6
 7.  Johnson Controls, Inc.                  16.4
 8.  Dana Corp.                              16.1
 9.  Superior Industries                     15.1
-------------------------------------------------
10.  Delco Implied                           12.7
-------------------------------------------------
11.  Simpson Industries                      10.5
-------------------------------------------------
     Median                                 16.7x
-------------------------------------------------

Firm Value/LTM EBITDA

 1.  Eaton Corporation                       9.0x
 2.  Harman International                     8.1
 3.  Lear Corporation                         7.4
 4.  Dana Corp.                               7.3
 5.  Magna International                      7.2
-------------------------------------------------
 6.  Delco Implied                            6.7
-------------------------------------------------
 7.  Superior Industries                      6.6
 8.  ITT Industries                           6.1
 9.  Arvin Industries, Inc.                   6.0
10.  Johnson Controls, Inc.                   5.6
11.  Simpson Industries                       5.4
-------------------------------------------------
     Median                                  6.9x
-------------------------------------------------

Price/1997 EPS

 1.  Lear Corporation                       17.1x
 2.  Magna International                     16.4
 3.  Harman International                    15.9
 4.  Eaton Corporation                       15.9
 5.  Johnson Controls, Inc.                  15.5
 6.  ITT Industries                          15.4
 7.  Dana Corp.                              14.9
 8.  Arvin Industries, Inc.                  14.9
 9.  Superior Industries                     14.3
10.  Simpson Industries                      14.2
-------------------------------------------------
11.  Delco Implied                           13.8
-------------------------------------------------
     Median                                 15.5x
-------------------------------------------------

Firm Value/LTM EBIT

 1.  Eaton Corporation                      14.0x
 2.  Harman International                    12.2
 3.  ITT Industries                          10.9
 4.  Dana Corp.                              10.4
 5.  Arvin Industries, Inc.                  10.3
 6.  Lear Corporation                        10.2
 7.  Magna International                      9.8
-------------------------------------------------
 8.  Delco Implied                            9.0
-------------------------------------------------
 9.  Johnson Controls, Inc.                   9.0
10.  Superior Industries                      8.8
11.  Simpson Industries                       8.3
-------------------------------------------------
     Median                                 10.2x
-------------------------------------------------

Price/1998 EPS

 1.  Lear Corporation                       14.6x
 2.  Eaton Corporation                       14.5
 3.  ITT Industries                          13.6
 4.  Johnson Controls, Inc.                  13.5
 5.  Arvin Industries, Inc.                  13.4
 6.  Superior Industries                     12.7
 7.  Dana Corp.                              12.7
 8.  Magna International                     12.6
 9.  Delco Implied                           12.4
10.  Harman International                    11.8
11.  Simpson Industries                      10.5
-------------------------------------------------
     Median                                 13.0x
-------------------------------------------------


Note: Based on LTM data as of 6/30/97 except for Magna International which is as of 4/30/97 and Harman which is as of 3/31/97. Stock prices as of 9/26/97. LTM results for Delco are based on the average of 1996 and 1997.
(a) All medians exclude Delco.
(b) Delco P/E multiple assumes $1.5 billion of net debt, a 7% interest rate and a 38% tax rate.
(c) Based on First Call estimates as of 9/26/97.
                                                                              21

----------------
Salomon Brothers
----------------

                                                             PROJECT TRIPLE PLAY

         ---------------------------------      ---------------------------------
              Firm Value / 1997E EBITDA              Firm Value / 1998E EBITDA
         ---------------------------------      ---------------------------------
          1. Dana Corp.               8.8x       1. Dana Corp.               7.8x
          2. Eaton Corporation        8.1        2. Eaton Corporation        7.1
          3. Lear Corporation         7.1       ---------------------------------
         ---------------------------------       3. Delco Implied            6.3
          4. Delco Implied            6.9       ---------------------------------
         ---------------------------------       4. Lear Corporation         6.4
          5. Magna International      6.9        5. Superior Industries      6.2
          6. Superior Industries      6.6        6. Magna International      5.7
          7. Harman International     6.4        7. Harman International     5.6
          8. Simpson Industries       6.0        8. ITT Industries           5.3
          9. ITT Industries           5.9        9. Simpson Industries       5.3
         10. Johnson Controls, Inc.   5.9       10. Johnson Controls, Inc.   5.2
         11. Arvin Industries, Inc.    NA       11. Arvin Industries, Inc.    NA
         ---------------------------------      ---------------------------------
             Median (a)               6.6x          Median (a)               5.7x
         ---------------------------------      ---------------------------------
         ---------------------------------      ---------------------------------
              Firm Value / 1997E EBIT                Firm Value / 1998E EBIT
         ---------------------------------      ---------------------------------
          1. Dana Corp.              12.8x       1. Dana Corp.              11.1x
          2. Eaton Corporation       12.4        2. Eaton Corporation       10.4
          3. ITT Industries          10.9        3. ITT Industries           9.2
         ---------------------------------      ---------------------------------
          4. Delco Implied            9.7        4. Delco Implied            9.1
         ---------------------------------      ---------------------------------
          5. Harman International     9.7        5. Lear Corporation         8.1
          6. Simpson Industries       9.7        6. Superior Industries      8.1
          7. Magna International      9.4        7. Simpson Industries       8.0
          8. Lear Corporation         9.3        8. Harman International     8.0
          9. Superior Industries      8.8        9. Magna International      7.8
         10. Johnson Controls, Inc.   8.7       10. Johnson Controls, Inc.   7.4
         11. Arvin Industries, Inc.    NA       11. Arvin Industries, Inc.    NA
         ---------------------------------      ---------------------------------
             Median (a)               9.7x          Median (a)               8.1x
         ---------------------------------      ---------------------------------

Note: Firm Value is based on latest quarter balance sheet data and stock prices as of 9/26/97.
Source: Forward multiples for Eaton Corp., Johnson Controls, Magna
   International, Superior Industries, and Lear Corp are based on Salomon Brothers' equity research reports. Multiples for Dana Corp, ITT Industries, Harman International and Simpson Industries are based on Smith Barney, Paine Webber, DLJ, and Bankers Trust equity research reports, respectively.
(a) All medians exclude Delco.
                                                                              22
------------------
 Salomon Brothers
------------------

                                                             PROJECT TRIPLE PLAY




Private Market Valuation
Analysis




------------------
 Salomon Brothers
------------------                                                            23

                                                             PROJECT TRIPLE PLAY


Precedent M&A Transaction Analysis

                               Median Multiple           Selected                              Implied
                            ---------------------     Multiple Range                       Firm Value (bn)
                                          Deals>      ---------------     Delco            ---------------
                            Overall  $1.0 Billion     Low       High      Results (mm)      Low       High
          ------------------------------------------------------------------------------------------------
          LTM Revenues       75.4%        94.0%       85.0%    105.0%      $5,340          $4.5       $5.6

          LTM EBITDA          7.2x         8.9x        8.5x      9.5x      $  777          $6.6       $7.4
          1997 EBITDA         6.3           NM         7.0       8.0          753           5.3        6.0
          1998 EBITDA         5.7           NM         6.5       7.5          828           5.4        6.2
          ------------------------------------------------------------------------------------------------

          LTM EBIT           11.2x        13.9x       13.5x     14.5x      $  577          $7.8       $8.4
          1997 EBIT          10.1           NM        11.0      13.0          538           5.9        7.0
          1998 EBIT           7.9           NM         8.5      10.5          580           4.9        6.1
          ------------------------------------------------------------------------------------------------

          LTM Earnings (a)   16.6x        18.8x       18.0x     20.0x      $  292          $6.8       $7.3
          1997 Earnings (a)  12.9         14.5        13.5      15.5          268           5.1        5.7
          1998 Earnings (a)  11.3         13.8        12.5      15.0          299           5.2        6.0
          ------------------------------------------------------------------------------------------------

          Median LTM Valuation                                                             $6.7       $7.4
          Median 1997 Valuation                                                             5.3        6.0
          Median 1998 Valuation                                                             5.2        6.1
          Median EBITDA / EBIT Valuation                                                    5.7        6.6
          Median Earnings Valuation                                                         5.4        6.2
          ------------------------------------------------------------------------------------------------

          Selected Valuation Range                                                         $5.4       $6.4
          ------------------------------------------------------------------------------------------------

Note: LTM Delco results are based on the average of 1996 and 1997.
(a) Assumes $1.5 billion of debt, a 7% interest rate, and a 38% tax rate.

-------------------
  Salomon Brothers
  -------------------                                                         24

                                                             PROJECT TRIPLE PLAY

Precedent M&A Transactions

                                                  Premium  Implied       Firm Value/LTM                  Equity Value/
     Date                                         1-Month     Firm   -----------------------  --------------------------------------
Announced    Acquiring Company/Acquired Company     Prior    Value   Revenue  EBITDA    EBIT  LTM Net Inc.  Net Inc + 1  Net Inc + 2
------------------------------------------------------------------------------------------------------------------------------------
 9/26/97     Blackstone Group/American Axle
             & Manufacturing                          NA     $650.0   32.5%      NA       NA            NA           NA           NA
  9/2/97     Breed Technologies/AlliedSignal
             (Airbag & Seatbelt Division)             NA      750.0   83.3%      NA       NA            NA           NA           NA
  7/9/97     Dana Corp./Eaton Corp. (Global
             Axle & Brake)                            NA      287.0   45.9%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
  7/9/97     Eaton Corp./Dana Corp. (Spicer
             Clutch)                                  NA      180.0  100.6%      NA       NA            NA           NA           NA
 5/27/97     Lear Corp./Keiper Car Seating            NA      263.0   42.8%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 5/21/97(a)  Oxford Automotive/Howell              32.1%       23.0   24.3%    6.6x    14.1x         32.9x           NA           NA
 4/30/97     GKN plc/Sinter Metals                 34.5%      570.0  152.9%   10.7x    19.6x         41.1x        23.3x        17.8x
------------------------------------------------------------------------------------------------------------------------------------
  4/9/97     Tomkins plc/Stant Corporation         49.6%      606.0   92.2%    7.2x    10.7x         19.0x        17.5x        16.3x
 3/21/97     T&N/Metal Leve(U.S.)                     NA       54.0   85.7%      NA    13.2x            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 1/27/97     Tower Automotive/A.O. Smith              NA      625.0   72.4%    5.7x     9.7x            NA           NA           NA
12/16/96     TRW Inc./Magna International             NA      418.0   60.8%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
12/10/96     Hayes Wheels/Lemmerz Holding GmbH        NA      295.0   64.2%    5.6x    12.6x            NA           NA           NA
12/10/96     Lear Corp./Borealis Industrier AB        NA       91.1   39.6%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
11/18/96     Internet Corp./Sudbury Inc.            9.9%      203.5   67.1%    6.5x     8.9x         11.5x        11.2x         9.8x
11/07/96     Mayflower Corp plc/S. Charleston
             Stamping                                 NA      165.0   92.6%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
11/07/96     Textron/Kautex Werke Reinold Hagen       NA      308.0   61.6%      NA       NA            NA           NA           NA
10/29/96     Breed Technologies/UTA-Steering
             Wheel Operations                         NA      140.5   92.2%   13.2x    29.2x            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
10/03/96     Dura Automotive/Sparton Automotive       NA       78.8   85.9%    9.1x     11.2x           NA           NA           NA
 9/30/96     Morton/Autoliv                           NA         NA      NA      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 8/29/96     Magna Int'l./Douglas & Lomason       115.7%      218.4   38.0%    7.3x    15.2x         15.6x        10.3x         6.3x
 8/29/96     Dana Corp./SPX Sealed Power              NA      235.0  102.2%   10.2x    11.8x            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 8/28/96     Collins & Aikman/Foamex Intl.'s
             JPS Industries                           NA      230.0   78.5%    5.9x    10.1x            NA           NA           NA
 7/18/96     Johnson Controls Inc./Prince
             Automotive                               NA    1,350.0  163.5%   10.1x    12.3x         17.5x           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 6/18/96     Tenneco Inc./Pullman (Clevite)           NA      300.0  120.0%      NA     7.5x            NA           NA           NA
 6/13/96     Mahle GmbH/Metal Leve S.A.               NA       80.0   37.2%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 6/10/96     Venture Holdings/Balley Corp.         11.1%      103.1   63.3%      NM       NM            NM           NA           NA
 5/31/96     Lucas Industries/Varity Corporation   15.6%    2,326.0   98.0%    8.5x    12.7x         20.0x        14.5x        13.8x
------------------------------------------------------------------------------------------------------------------------------------
 5/24/96     Lear Corp./Masland Corporation        30.0%      475.7   98.9%    7.9x    11.1x         19.1x        19.3x        11.3x
 4/26/96     Borg-Warner Automotive/Coltec
             Industries                               NA      283.0  112.4%    7.0x     8.0x            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 4/17/96     Tower Automotive/MascoTech
             Stamping Technologies Inc.               NA       90.0   57.5%    6.4x    10.2x            NA           NA           NA
 3/29/96     Hayes Wheels Int'l/Motor Wheel Inc.      NA      694.0  111.4%    6.7x    10.7x            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 3/20/96     Magna Int'l./Marley plc                  NA       73.5   36.4%      NA       NA            NA           NA           NA
 3/13/96     Easton Corp./Capco Automotive         78.6%      132.2   66.4%    6.2x     9.6x         11.9x         8.0x           NA
------------------------------------------------------------------------------------------------------------------------------------
 2/26/96     Robert Bosch GmbH/Allied-Signal
             Brake Business                           NA    1,500.0   71.4%    8.1x    15.0x            NA           NA           NA
 2/15/96     BTR plc/GenCorp Vibration Control        NA       80.0   53.0%      NA       NA            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
 1/29/96     Citation Corp./Interstate Forging
             Industries                               NA       76.7   88.0%    5.6x     7.5x          9.4x        10.3x         8.4x
12/13/95     Tomkins plc/Gates Rubber                 NA    1,400.0   89.9%    9.3x    15.9x            NA           NA           NA
------------------------------------------------------------------------------------------------------------------------------------
                             Overall Median        32.1%     $249.0   75.4%    7.2x    11.2x     16.6x (b)        12.9x        11.3x
------------------------------------------------------------------------------------------------------------------------------------
             Median for Deals Greater than
             $1.0 Billion                          15.6%   $1,450.0   94.0%    8.9x    13.9x         18.8x        14.5x        13.8x
------------------------------------------------------------------------------------------------------------------------------------

(a) Operating data adjusted for non-recurring equipment impairment charge.

(b) Excludes Oxford Automotive/Howell and GKN plc/Sinter Metals transactions.

-----------------
  Salomon Brothers                                                            25
  ------------------

                                                             PROJECT TRIPLE PLAY

Precedent M&A Transactions

                                                                                                          Firm Value/
     Date                                                                    Implied       -----------------------------------------
Announced    Acquiring Company/Acquired Company                           Firm Value       EBIT+1      EBIT+2     EBITDA+1  EBITDA+2
====================================================================================================================================
  9/26/97    Blackstone Group/American Axle & Manufacturing                 $  650.0           NA          NA           NA        NA
   9/2/97    Breed Technologies/Allied Signal (Airbag & Seatbelt Div)          750.0           NA          NA           NA        NA
   7/9/97    Dana Corp./Eaton Corp. (Global Axle & Brake)                      287.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
   7/9/97    Eaton Corp./Dana Corp. (Spicer Clutch)                            180.0           NA          NA           NA        NA
  5/27/97    Lear Corp./Keiper Car Seating                                     263.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  5/21/97    Oxford Automotive/Howell                                           23.0           NA          NA           NA        NA
  4/30/97    GKN plc/Sinter Metals                                             570.0        13.3x       11.1x         8.3x      7.3x
------------------------------------------------------------------------------------------------------------------------------------
   4/9/97    Tomkins plc/Stant Corporation                                     606.0        10.2x        9.8x         6.4x      6.2x
  3/21/97    T&N/Metal Leve (U.S)                                               54.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  1/27/97    Tower Automotive/A.O. Smith                                       625.0           NA          NA           NA        NA
 12/16/96    TRW Inc./Magna International                                      418.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
 12/10/96    Hayes Wheels/Lemmerz Holding GmbH                                 295.0           NA          NA           NA        NA
 12/10/96    Lear Corp./Borealis Industrier AB                                  91.1           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
 11/18/96    Internet Corp./Sudbury Inc.                                       233.5         7.8x        6.8x         5.7x      4.8x
 11/07/96    Mayflower Corp. plc/S. Charleston Stamping                        165.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
 11/07/96    Textron/Kautex Werke Reinold Hagen                                308.0           NA          NA           NA        NA
 10/29/96    Breed Technologies/UTA-Steering Wheel Operations                  140.5           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
 10/03/96    Dura Automotive/Sparton Automotive                                 78.8           NA          NA           NA        NA
  9/30/96    Morton/Autoliv                                                       NA           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  8/29/96    Magna Int'l/Douglas & Lomason                                     218.4        10.1x        7.4x         6.2x      5.1x
  8/29/96    Dana Corp./SPX Sealed Power                                       235.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  8/28/96    Collins & Aikman/Foamex Intl.'s JPS Industries                    230.0           NA          NA           NA        NA
  7/18/96    Johnson Controls Inc./Prince Automotive                         1,350.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  6/18/96    Tenneco Inc./Pullman (Clevite)                                    300.0           NA          NA           NA        NA
  6/13/96    Mahle GmbH/Metal Leve S.A.                                         80.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  6/10/96    Venture Holdings/Balley Corp.                                     103.1           NA          NA           NA        NA
  5/31/96    Lucas Industries/Varity Corporation                             2,326.0         7.0x        6.7x         4.9x      4.7x
------------------------------------------------------------------------------------------------------------------------------------
  5/24/96    Lear Corp./Masland Corporation                                    475.7        11.5x        8.4x         7.9x      6.2x
  4/26/96    Borg-Warner Automotive/Coltec Industries                          283.0           NA          NA         6.4x        NA
------------------------------------------------------------------------------------------------------------------------------------
  4/17/96    Tower Automotive/MascoTech Stamping Technologies                   90.0           NA          NA           NA        NA
  3/29/96    Hayes Wheels Int'l/Motor Wheel Inc.                               694.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  3/20/96    Magna Int'l/Manley plc                                             73.5           NA          NA           NA        NA
  3/13/96    Eaton Corp./Capco Automotive                                      132.2         5.4x          NA         4.1x        NA
------------------------------------------------------------------------------------------------------------------------------------
  2/26/96    Robert Bosch GmbH/Allied-Signal Brake Business                  1,500.0           NA          NA           NA        NA
  2/15/96    BTR plc/GenCorp Vibration Control                                  80.0           NA          NA           NA        NA
------------------------------------------------------------------------------------------------------------------------------------
  1/29/96    Citation Corp./Interstate Forging Industries                       76.7           NA          NA           NA        NA
 12/13/95    Tomkins plc/Gates Rubber                                        1,400.0           NA          NA           NA        NA
====================================================================================================================================
                                                 Overall Median             $  249.0        10.1x        7.9x         6.3x      8.6x
                     Median for Deals Greater than $1.0 Billion             $1,450.0           NM          NM           NM        NM
====================================================================================================================================


Note: The median multiples for deals greater than $1.0 billion are not meaningful (NM) due to insufficient data.


----------------                                                              26
Salomon Brothers
----------------

                                                             PROJECT TRIPLE PLAY

Precedent Minority Interest Analysis

A Salomon Brothers study of minority interest purchases since 1984 indicates that these transactions take an average of six months to conclude and were consummated at an average premium of 28-33% over prices one month before announcement.

                         1-Month Premium      Duration (Months)
                         ---------------      -----------------      Number of
                         Mean     Median       Mean     Median      Transactions
--------------------------------------------------------------------------------
Cash Consideration       32.6%     28.6%        5.4       4.8           100
Stock Consideration      30.1      22.4         6.4       6.0            35
Mixed Consideration      35.7      31.1         7.7       7.5            13
--------------------------------------------------------------------------------
Total Deals              32.3      28.6         5.8       5.4           148
--------------------------------------------------------------------------------

Applying a 30% premium to a public trading value of $4.9 - $5.7 billion (which is $3.3 - $4.1 billion equity value with assumed net debt of $1.5 billion) results in a value of $5.9 - $7.0 billion.

Source: Salomon Brothers study based on data from Securities Data Company as of July 1997.

N.B. Indicates completed minority interest purchase transactions involving U.S. domestic targets from 1984 to the present. Qualified transactions require that (1) transaction duration exceed 1 day, (2) ownership percentages be greater than or equal to 50%, and (3) available premiums.


-------------------
  Salomon Brothers
  -------------------                                                         27

                                                             PROJECT TRIPLE PLAY

Precedent Minority Interest Purchase Analysis

         The most common premium paid in minority interest purchases occurs within the 20 - 30% premium range (about 18% of total), and 52% of all minority interest purchases occur at a 30% or lower premium.


                       [BAR AND LINE GRAPHS APPEAR HERE]

[Bar Graph showing number of minority interest purchase transactions (and percentage of total number of minority interest purchase transactions) providing for specified ranges of premiums of price paid over stock price 1 month prior to announcement of transaction. Line Graph showing, for minority interest purchases, cumulative percentage of transactions providing a range of premiums of price paid over stock price 1 month prior to announcement of transaction.]

--------------------
  Salomon Brothers                                                            28
--------------------

                                                             PROJECT TRIPLE PLAY


Discounted Cash Flow Analysis


----------------
Soloman Brothers                                                              29
----------------

                                                             PROJECT TRIPLE PLAY


Unlevered Net Income and Free Cash Flow


          The following summarizes the unlevered net income and cash flow for Delco's base case (which does not include any Project Bronze synergies).

                                                                        Projections for the Year Ended
                                           ----------------------------------------------------------------------------------------
(Dollars in Millions)                       1998     1999    2000     2001      2002     2003     2004     2005      2006     2007
===================================================================================================================================

Net Income                                  $299     $344    $365     $389      $421     $429     $478     $488      $502     $522
After Tax Net Interest Expense (Income)       61       51      40       29        14        3      (42)     (58)      (74)     (91)
-----------------------------------------------------------------------------------------------------------------------------------
Unlevered Net Income                        $360     $396    $405     $417      $435     $432     $435     $430      $428     $431

Depreciation and Amortization                ***      ***     ***      ***       ***      ***      ***      ***       ***      ***
Golden Rod Adjustment                        ***      ***     ***      ***       ***      ***      ***      ***       ***      ***
Working Capital (Increase)                   ***      ***     ***      ***       ***      ***      ***      ***       ***      ***
Net Change in Other Assets/Liabilities       ***      ***     ***      ***       ***      ***      ***      ***       ***      ***
Equity Investments                           ***      ***     ***      ***       ***      ***      ***      ***       ***      ***
Capital Expenditures                         ***      ***     ***      ***       ***      ***      ***      ***       ***      ***
-----------------------------------------------------------------------------------------------------------------------------------

Unlevered Free Cash Flow                    $216     $291    $312     $298      $412     $411     $411     $404      $398     $399
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Annual Growth in Unlevered Net Income                10.0%    2.4%     3.1%      4.2%    (0.6%)    0.7%    (1.3%)    (0.4%)    0.7%
Annual Growth in Unlevered Free Cash Flow            34.3%    7.3%    (4.4%)    38.0%    (0.1%)    0.0%    (1.8%)    (1.5%)    0.3%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
  Salomon Brothers
---------------------                                                         30

*** [TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT
    REQUEST.]

                                                             PROJECT TRIPLE PLAY

DCF Valuation: Terminal Value Derived from EBITDA Multiple

     The following values do not include the value of the DSO receivable.

($ in Billions)


Valuation Based on EBITDA Multiple Methodology:
Valuation as of:        12/31/97

======================================================================
NPV of Future Cash Flows
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
PV of Future CF's                $2.1    $2.1     $2.1    $2.0    $2.0
----------------------------------------------------------------------

======================================================================
NPV of Terminal Value
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                5.5x            $2.0    $1.9     $1.8    $1.8    $1.7
                                      -------------------------
EBITDA          6.0x             2.2     2.1      2.0     1.9     1.8
Multiple        6.5x             2.4     2.3      2.2     2.1     2.0
                7.0x             2.6     2.4      2.3     2.2     2.1
                                      -------------------------
                7.5x             2.7     2.6      2.5     2.4     2.3
----------------------------------------------------------------------


======================================================================
Firm Value
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                5.5x            $4.2    $4.0     $3.9    $3.8    $3.6
                                      -------------------------
EBITDA          6.0x             4.3     4.2      4.1     3.9     3.8
Multiple        6.5x             4.5     4.4      4.2     4.1     4.0
                7.0x             4.7     4.5      4.4     4.2     4.1
                                      -------------------------
                7.5x             4.9     4.7      4.6     4.4     4.3
----------------------------------------------------------------------

======================================================================
Implied Perpetuity Growth Rate
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                5.5x             3.0%    3.4%     3.9%    4.4%    4.8%
                                      -------------------------
EBITDA          6.0x             3.6%    4.0%     4.5%    5.0%    5.4%
Multiple        6.5x             4.1%    4.5%     5.0%    5.5%    5.9%
                7.0x             4.5%    5.0%     5.4%    5.9%    6.4%
                                      -------------------------
                7.5x             4.9%    5.4%     5.8%    6.3%    6.8%
----------------------------------------------------------------------

======================================================================
Terminal Value as a % of Firm Value
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                5.5x              48%     48%      47%     47%     46%
                                       -------------------------
EBITDA          6.0x              51%     50%      49%     49%     48%
Multiple        6.5x              53%     52%      51%     51%     50%
                7.0x              54%     54%      53%     53%     52%
                                       -------------------------
                7.5x              56%     56%      55%     54%     54%
----------------------------------------------------------------------



Note: Valuation as of 12/31/97, and assumes a mid-year convention for each year's cash flows.

------------------                                                            31
  Salomon Brothers
  -----------------

                                                             PROJECT TRIPLE PLAY

DCF Valuation: Terminal Value Derived from Perpetuity Growth Rate

     The following values do not include the value of the DSO receivable.

($ in Billions)



======================================================================
NPV of Future Cash Flows
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
PV of Future CF's                $2.1    $2.1     $2.1    $2.0    $2.0
----------------------------------------------------------------------

======================================================================
NPV of Terminal Value (dollars in millions)
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                4.0%            $2.4    $2.1     $1.9    $1.7    $1.5
                                      -------------------------
Growth          4.5%             2.6     2.3      2.0     1.8     1.6
Rate (%)        5.0%             2.8     2.5      2.2     1.9     1.7
                5.5%             3.1     2.7      2.4     2.1     1.9
                                      -------------------------
                6.0%             3.5     3.0      2.6     2.3     2.0
----------------------------------------------------------------------


======================================================================
Firm Value (dollars in millions)
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                4.0%            $4.5    $4.2     $3.9    $3.7    $3.5
                                      -------------------------
Growth          4.5%             4.7     4.4      4.1     3.8     3.6
Rate (%)        5.0%             4.9     4.6      4.2     3.9     3.7
                5.5%             5.2     4.8      4.4     4.1     3.8
                                      -------------------------
                6.0%             5.6     5.1      4.6     4.3     4.0
----------------------------------------------------------------------

======================================================================
Implied Terminal EBITDA Multiple
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                4.0%             6.4x    6.0x     5.6x    5.2x    4.9x
                                      -------------------------
Growth          4.5%             7.0     6.5      6.0     5.6     5.3
Rate (%)        5.0%             7.7     7.0      6.5     6.0     5.6
                5.5%             8.5     7.7      7.1     6.5     6.1
                                      -------------------------
                6.0%             9.5     8.5      7.7     7.1     6.6
----------------------------------------------------------------------

======================================================================
Terminal Value as a % of Firm Value
----------------------------------------------------------------------
                                        Discount Rate (%)
                                10.5%   11.0%    11.5%   12.0%   12.5%
                              ========================================
                4.0%              52%     50%      48%     45%     43%
                                       -------------------------
Growth          4.5%              54%     52%      49%     47%     45%
Rate (%)        5.0%              57%     54%      51%     49%     47%
                5.5%              59%     56%      54%     51%     48%
                                       -------------------------
                6.0%              62%     59%      56%     53%     50%
----------------------------------------------------------------------



Note: Valuation as of 12/31/97, and assumes a mid-year convention for each year's cash flows.

------------------                                                            32
  Salomon Brothers
  -----------------

                                                             PROJECT TRIPLE PLAY


Project Bronze Projections: *** per Car Benefit at Delco

          (Dollars in Billions)                         1997   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
====================================================================================================================================
          Incremental Sales
          Delco                                          ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          Delphi                                         ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
         --------------------------------------------------------------------------------------------------------------------------
          Total Incremental Sales                        ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***

          Delco Incremental Cash Flow
          Operating Profit                               ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          Non Operating Income                           ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          Less: Taxes (38%)                              ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          --------------------------------------------------------------------------------------------------------------------------
          Net Income                                     ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          Less Capex (5% of sales)                                                          ***    ***    ***   ***    ***    ***
          Less Equity Investment                                                            ***    ***    ***   ***    ***    ***
          Less Working Capital (2% of change in sales)                                      ***    ***    ***   ***    ***    ***
          Plus Depreciation and Amortization                                                ***    ***    ***   ***    ***    ***
          --------------------------------------------------------------------------------------------------------------------------
          Total Delco Cash Flow                          ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***

          Total Delphi Cash Flow                         ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***

          Administrative Savings
          Intergration Savings                           ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          Less Taxes at 38%                              ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          --------------------------------------------------------------------------------------------------------------------------
          Total Administrative Cash Flow                 ***    ***    ***    ***    ***    ***    ***    ***   ***    ***    ***
          Total Bronze Cash Flow                           0      5     31     47     47     25     53     91   146    191    243
          --------------------------------------------------------------------------------------------------------------------------

-------------------
 Salomon Brothers
-------------------                                                           33
***[TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT
    REQUEST.]

                                                             PROJECT TRIPLE PLAY

Project Bronze Projections: *** per Car Benefit at Delco

          (Dollars in Billions)                         1997   1998   1999   2000   2001   2002   2003   2004   2005   2006    2007
====================================================================================================================================
          Incremental Sales
          Delco                                          ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          Delphi                                         ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          --------------------------------------------------------------------------------------------------------------------------
          Total Incremental Sales                        ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***

          Delco Incremental Cash Flow
          Operating Profit                               ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          Non Operating Income                           ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          Less: Taxes (38%)                              ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          --------------------------------------------------------------------------------------------------------------------------
          Net Income                                     ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***

          Less Capex (5% of sales)                                                          ***    ***    ***   ***    ***     ***
          Less Equity Investment                                                            ***    ***    ***   ***    ***     ***
          Less Working Capital (2% of change in sales)                                      ***    ***    ***   ***    ***     ***
          Plus Depreciation and Amortization                                                ***    ***    ***   ***    ***     ***
          --------------------------------------------------------------------------------------------------------------------------
          Total Delco Cash Flow                          ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***

          Total Delphi Cash Flow                         ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          Administrative Savings
          Intergration Savings                           ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          Less Taxes at 38%                              ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***
          --------------------------------------------------------------------------------------------------------------------------
          Total Administrative Cash Flow                 ***    ***    ***    ***    ***    ***    ***    ***   ***    ***     ***

          Total Bronze Cash Flow                           0      5     31     47     47     25     63    101   155    201     264
          --------------------------------------------------------------------------------------------------------------------------

-------------------
 Salomon Brothers
-------------------                                                           34

***[TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT REQUEST.]

                                                             PROJECT TRIPLE PLAY


Summary of Project Bronze Synergies


        The following analysis is based on a WACC of 11% to 12%, terminal EBITDA multiple of 6.0x - 7.0x, and a perpetuity growth of 4.5% to 5.5% for Delco and Delphi and 0% for the administrative cost savings.

                                                                                                               Assumed
                                        *** Per Car Benefit                    *** Per Car Benefit          Synergies (a)
                                -----------------------------------   ----------------------------------------------------
(Dollars in Billions)             Perpetuity            EBITDA           Perpetuity         EBITDA         Low       High
==========================================================================================================================
Delco Profit Improvement        $0.74 - $1.07        $0.59 - $0.73      $0.86 - $1.24    $0.68 - $0.85      $0.59 - $0.85
Administrative Cost Savings      0.35 -  0.38         0.32 -  0.35       0.35 -  0.38     0.32 -  0.35       0.35 -  0.38
Delphi Profit Improvement        0.50 -  0.72         0.42 -  0.52       0.50 -  0.72     0.42 -  0.52       0.42 -  0.52
--------------------------------------------------------------------------------------------------------------------------
Total Synergies                 $1.59 - $2.18        $1.33 - $1.61      $1.71 - $2.35    $1.42 - $1.72      $1.36 - $1.75
--------------------------------------------------------------------------------------------------------------------------



(a) Based on terminal EBITDA multiple for Delco and Delphi Profit Improvement and perpetuity method for Administrative savings.

---------------------                                                         35
  Salomon Brothers
  ---------------------
***[TEXT OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL TREATMENT REQUEST.]